UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005 (July 7, 2005)

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

(Address of principal executive offices) (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2005, the Board of Directors of Sunoco, Inc., a Pennsylvania corporation (the “Company”) adopted amended and restated Articles of Incorporation of the Company, effective July 7, 2005. The amended and restated Articles of Incorporation of the Company are being filed with the Secretary of the Commonwealth of Pennsylvania, on July 8, 2005. The purpose of the amendments, which do not require shareholder approval, is to increase the number of authorized shares of common stock from 200 million to 400 million, in order to effectuate a two-for-one stock split of the Company’s common stock. A copy of the Company’s amended and restated Articles of Incorporation is attached hereto as Exhibit 3(i).

Item 8.01.	Other Events.

On July 7, 2005, the Company issued a press release announcing that its Board of Directors approved a two-for-one stock split, to be effected in the form of a stock dividend, with holders of record on the record date receiving one additional share of common stock for each share owned. The press release also announced that the Board of Directors declared a cash dividend for the third quarter of 2005 on all full shares of common stock outstanding, payable September 9, 2005 to shareholders of record at the close of business on August 9, 2005. In view of the fact that the stock split will have been completed prior to the record date, the cash dividend for the quarter will be 20 cents per share. A copy of the Company’s press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:
3(i)	Amended and Restated Articles of Incorporation of Sunoco, Inc. (as of July 7, 2005)
99.1	Sunoco, Inc. Press Release dated July 7, 2005.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.

By:	/s/ JOSEPH P. KROTT
Joseph P. Krott Comptroller

Date: July 8, 2005

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EXHIBIT INDEX

Exhibit Number	Exhibit

3(i)	Amended and Restated Articles of Incorporation of Sunoco, Inc. (as of July 7, 2005).

99.1	Sunoco, Inc. Press Release dated July 7, 2005.

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